EXHIBIT 99

HARBOR FLORIDA BANCSHARES, INC. ANNOUNCES
DATE OF SECOND QUARTER EARNINGS RELEASE

FOR IMMEDIATE RELEASE:  March 29, 2006

          (Fort Pierce, FL) Harbor Florida Bancshares, Inc. (“the Company”) (NASDAQ-HARB), the holding company for Harbor Federal Savings Bank (“the Bank”), announced today that its second quarter earnings would be released on Wednesday, April 19, 2006.

CONTACT: Michael J. Brown, Sr., Chairman & CEO, (772) 460-7000; H. Michael Callahan, CFO, (772) 460-7009: or Toni Santiuste, Investor Relations, (772) 460-7002:
http://www.harborfederal.com.